CONSECO SERIES TRUST

                        SUPPLEMENT DATED JANUARY 9, 2001
                       TO THE PROSPECTUS DATED MAY 1, 2000
                   AS REVISED JULY 27, 2000, OCTOBER 19, 2000
                              AND DECEMBER 1, 2000



The following disclosure replaces the information for Eric Todd, under the heading titled, " Portfolio Managers of Conseco Series Trust":


HIGH YIELD PORTFOLIO:
---------------------

R. ANTHONY JASINSKI, VICE PRESIDENT, TRADING
CONSECO CAPITAL MANAGEMENT, INC.

At CCM, Mr. Jasinski oversees CCM's high yield trading. He also co-manages privately placed high yield portfolios and he is also a Portfolio Manager of other affiliated investment companies.

Prior to joining the Adviser, he was a Managing Director and Co-head of fixed income trading at PPM America. Prior to PPM, he was a Vice President of fixed income trading for Scudder Kemper.